Exhibit 32.01

CERTIFICATION PURSUANT TO

THE SARBANES-OXLEY ACT OF 2002

CHIEF EXECUTIVE OFFICER

I, Gary Herman, certify that:

In connection with the Quarterly Report on Form 10-Q/A of Digital Creative Development Corporation for the quarter ending September 30, 2011 (the "Report"), the undersigned officer of the Company, certifies, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of his knowledge:

(1)   The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; as amended; and

(2)   The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 21, 2011

/s/ Gary Herman
Gary Herman
President